UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2019

Insys Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35902	51-0327886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Benson Lane Chandler, Arizona		85224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 500-3127

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  On July 2, 2019, the Bankruptcy Court entered an order that, among other things, established bidding procedures to sell substantially all of the Debtors’ assets in accordance with Section 363 of the Bankruptcy Code (“Section 363”).

On August 5, 2019, the Company entered into an Asset Purchase Agreement (the “Hikma Purchase Agreement”) with Hikma Pharmaceuticals USA Inc., a Delaware corporation (“Hikma”), pursuant to which the Company agreed to sell, transfer and assign to Hikma, pursuant to Section 363, the Company’s naloxone 8mg unit-dose nasal spray and epinephrine 7mg and 8.5mg unit-dose nasal spray products and related equipment and other assets, in consideration for a purchase price of $17,000,000 in cash that is payable at the closing of the transaction.  Hikma also agreed to be responsible for all cure costs and for certain other specified liabilities.  The Hikma Purchase Agreement is subject to approval by the Bankruptcy Court and provides for customary closing conditions, including entry and effectiveness of the sale order of the Bankruptcy Court authorizing and approving the transaction, and delivery of certain transfer letters to the U.S. Food and Drug Administration (the “FDA”) related to the products being sold.  The Hikma Purchase Agreement also provides for customary termination rights.

On August 6, 2019, the Company entered into an Asset Purchase Agreement (the “Chilion Purchase Agreement”) with Chilion Group Holdings US, Inc., a Delaware corporation (“Chilion”), pursuant to which the Company agreed to sell, transfer and assign to Chilion, pursuant to Section 363, the Company’s CBD formulations across current pre-clinical, clinical, third-party grants and investigator initiated study activities (including any future activities or indications), THC programs of SYNDROS® oral dronabinol solution (the “Syndros Products”) and Buprenorphine products and related equipment and other assets, in consideration for a purchase price of $12,200,000 in cash that is payable at the closing of the transaction.  Chilion also agreed to be responsible for all cure costs and for certain other specified liabilities.  The Chilion Purchase Agreement is subject to approval by the Bankruptcy Court and provides for customary closing conditions, including entry and effectiveness of the sale order of the Bankruptcy Court authorizing and approving the transaction, and delivery of certain transfer letters to the FDA related to the products being sold.  The Chilion Purchase Agreement also provides for customary termination rights.  Chilion will take over the lease for the Company’s Round Rock facility and has agreed to make offers of employment to certain of the Company’s employees.

The Company cancelled its previously scheduled auctions in respect of the assets covered by the Hikma Purchase Agreement and the Chilion Purchase Agreement.

The foregoing descriptions of the Hikma Purchase Agreement and the Chilion Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Hikma Purchase Agreement and the Chilion Purchase Agreement, copies of which are filed as Exhibits 2.1 and 2.2 to this Form 8-K, respectively.

Item 8.01Other Events.

Risk Factors

Risk factors describing the significant risks associated with the Chapter 11 Cases, which update the Company’s risk factors included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated by the risk factors included in the Form 10-Q for the quarterly period ended March 31, 2019, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.  It is unlikely that holders of the Company’s common stock will receive any recovery on account of such securities.

Cautionary Statements Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: the failure to obtain Bankruptcy Court approval of the Hikma Purchase Agreement or the Chilion Purchase Agreement or, if the Hikma Purchase Agreement or the Chilion Purchase Agreement is approved by the Bankruptcy Court, to consummate the transactions contemplated thereby, failure to obtain any required regulatory approvals for the Hikma Purchase Agreement or the Chilion Purchase Agreement, risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization, the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business, uncertainty associated with the Company’s ability to complete the sale of its assets as contemplated by the Bankruptcy Petitions, trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission in addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 hereto and other filings with the U.S Securities and Exchange Commission.  The Company therefore cautions readers against relying on these forward-looking statements.  All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of August 5, 2019, by and between Hikma Pharmaceuticals USA Inc. and Insys Therapeutics, Inc.

2.2	Asset Purchase Agreement, dated as of August 6, 2019, by and between Chilion Group Holdings US, Inc. and Insys Therapeutics, Inc.

99.1	Insys Therapeutics, Inc.’s Risk Factors, dated August 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2019	Insys Therapeutics, Inc.

	By:	/s/ Andrece Housley
Andrece Housley
Chief Financial Officer